UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

September 6, 2016

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation) 1583 South 1700 East Vernal, Utah (Address of principal executive offices)	46-4341605 (I.R.S. Employer Identification No.) 84078 (Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Annual Meeting

On September 6, 2016, the Board of Superior Drilling Products, Inc. (the “Company”) approved November 10, 2016 as the date for the Company’s Annual Meeting of Stockholders for the year ended December 31, 2015 (the “Meeting”). The Board also approved September 16, 2016 as the record date for the Meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Because the Meeting will be held more than 30 days from the anniversary of the Company’s Annual Meeting of Stockholders for the year ended December 31, 2014 (the “Prior Meeting”), the Company has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the Meeting. Such proposals must be delivered to Chris Cashion, the Company’s Chief Financial Officer, at Superior Drilling Products, Inc., 1583 South 1700 East, Vernal, Utah 84078 no later than the close of business on September 17, 2016 to be considered timely, pursuant to the terms of the Company’s Bylaws, before the Company begins to print and send proxy materials. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and may be omitted by the Company if not in compliance with applicable requirements.

In addition, because the Meeting will be held more than 30 days from the anniversary of the Prior Meeting, in accordance with the Company’s Bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be received not later than the close of business on September 17, 2016 in order to be considered at the Meeting. Such proposals must be delivered to Chris Cashion, the Company’s Chief Financial Officer, at Superior Drilling Products, Inc., 1583 South 1700 East, Vernal, Utah 84078, and must also comply with all other requirements set forth in the Company’s Bylaws and other applicable laws.

Launch of Public Offering

On September 7, 2016, the Company issued a press release announcing that it had launched a public offering of 5,000,000 shares of Common Stock, and an additional 750,000 shares of Common Stock to cover any over-allotments. Roth Capital Partners, LLC is acting as sole book-running manager of the offering and Wunderlich Securities, Inc. is acting as co-lead manager. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1*	Press Release dated September 7, 2016.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2016

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer